SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE ANNUITY ACCOUNT FIVE

Seasons Advantage Variable Annuity

Seasons Elite Variable Annuity

Seasons Preferred Solution Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE ANNUITY ACCOUNT FIVE

Seasons Elite NY Variable Annuity

Seasons Select II NY Variable Annuity

American General Life Insurance Company (“AGL”) and The United States Life Insurance Company in the City of New York (“US Life”) are amending the Prospectus for the purpose of adding the following information.

On March 9, 2015, the Seasons Series Trust Cash Management Portfolio was reorganized into the SunAmerica Series Trust Cash Management Portfolio. Accordingly, all references in the prospectus to the Cash Management Portfolio are now changed to the Cash Management Portfolio of SunAmerica Series Trust.

Underlying Fund:	Managed by:	Trust
Cash Management	BofA Advisors, LLC	SunAmerica Series Trust (SAST)

MARKETLOCK FOR LIFE EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between May 4, 2009 and January 20, 2012 and you elected the MarketLock For Life living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the fifth contract year. On or about your fifth contract anniversary, you will have an opportunity to extend the Income Base Evaluation Period for an additional five year period (the “Extension”). In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation Period in the future.

As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you.

For information on the MarketLock For Life living benefit you elected at purchase, please see MarketLock For Life section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. If you elected the MarketLock For Life living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What are the fee and the investment requirements if I elect the Extension?

If you elect Extension, the fee for the feature will be increased by 0.25% as follows:

Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.70%	0.95%
Two	0.95%	1.20%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock For Life living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:

Option 1

At least 50% and up to 100% in one or more of the following:

SunAmerica Dynamic Allocation Portfolio

SunAmerica Dynamic Strategy Portfolio

Cash Management Portfolio

Up to 50% in one or more of the following Variable Portfolios:

Managed Allocation Balanced

Managed Allocation Moderate

Managed Allocation Moderate Growth

Option 2

25% SunAmerica Dynamic Allocation Portfolio and

25% SunAmerica Dynamic Strategy Portfolio and

50% in one of the following:

Strategic Allocation Balanced

Strategic Allocation Moderate

Strategic Allocation Moderate Growth

Option 3

At least 50% and up to 100% in one or more of the following:

SunAmerica Dynamic Allocation Portfolio

SunAmerica Dynamic Strategy Portfolio

Cash Management Portfolio

Up to 50% in accordance with the requirements outline in the table below:

Continued on the next page

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Non Restricted	Minimum 0% Maximum 50%

Premier Portfolios

Fidelity VIP Investment Grade Bond

Seasons Strategies

Balanced Growth Strategy

Conservative Growth Strategy

Growth Strategy

Moderate Growth Strategy

Select Portfolios

Diversified Fixed Income Portfolio

Real Return Portfolio

Managed Allocation Portfolios

Allocation Balanced Portfolio

Allocation Moderate Portfolio

Allocation Moderate Growth Portfolio

DCA Fixed Accounts (if available)

6-Month DCA

1-Year DCA

2-Year DCA

Fixed Accounts

1-Year Fixed (if available)

B. Equity Maximum	Minimum 0% Maximum 7.5%

Premier Portfolios

American Funds Global Growth SAST

American Funds Growth SAST

American Funds Growth-Income SAST

Fidelity VIP Contrafund©

Fidelity VIP Equity-Income

Fidelity VIP Mid Cap

Fidelity VIP Overseas

T. Rowe Price Blue Chip Growth II

T. Rowe Price Equity Income II

Select Portfolios

Large Cap Growth Portfolio

Large Cap Value Portfolio

Mid Cap Growth Portfolio

Mid Cap Value Portfolio

Small Cap Portfolio

International Equity Portfolio

Focused Portfolios

Focus Growth Portfolio

Focus Value Portfolio

Dated: May 1, 2015

Please keep this Supplement with your Prospectus